UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 2, 2021

Mission Advancement Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40127	86-1254144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 E Camelback Rd, Ste 850
Phoenix, AZ 85016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (602) 476-0600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	MACC.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	MACC	The New York Stock Exchange

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	MACC.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of

1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Mission Advancement Corp. (the “Company”) filed a Current Report 8-K on March 8, 2021 (the “Original Form 8-K”).

This Amendment No. 1 on Form 8-K/A is filed to correct an error in the text on Item 8.01 of the Original Form 8-K. Item 8.01, amended in its entirety below, supersedes the text of Item 8.01 in the Original Form 8-K.

Item 8.01. Other Events.

A total of $353,900,000, comprised of $345,000,000 of the proceeds from the IPO (which amount includes $12,075,000 of the underwriters’ deferred discount) and $8,900,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights (including redemption rights) or pre-initial business combination activity.

In addition, the 8,625,000 shares of Class B common stock of the Company (the “Founder Shares”) held by the Sponsor included an aggregate of up to 1,125,000 Founder Shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full, so that the Sponsor would own 20% of the issued and outstanding shares of all classes of common stock of the Company. Since the underwriter’s over-allotment has been exercised in full, there are no longer Founder Shares subject to forfeiture.

On March 2, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which was attached as Exhibit 99.1 to the Original Form 8-K.

On March 5, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which was attached as Exhibit 99.2 to the Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2021	MISSION ADVANCEMENT CORP.

	By:	/s/ Jahm Najafi
Name: Jahm Najafi
Title: Chief Executive Officer

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